UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2009

HIGHWATER ETHANOL, LLC

(Exact name of registrant as specified in its charter)

Minnesota	000-53588	20-4798531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24500 US Highway 14, Lamberton, MN		56152
(Address of principal executive offices)		(Zip Code)

(507) 752-6160

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 8, 2009, management of Highwater Ethanol, LLC (the “Company”) recommended to the Chairman of the Audit Committee that the Company amend and restate the annual and quarterly financial statements listed below and applicable report of its independent registered public accounting firm.

The Company’s previously issued financial statements and filings are being restated to include the effects of an interest rate swap transaction the Company entered into in April 2008.  The interest rate swap fixes the interest rate on a portion of the Company’s long-term debt at 7.60% for a period of five years beginning in June 2009. The Company did not previously record the interest rate swap, which currently is a liability due to the decline in market interest rates.  On September 8, 2009, the Company determined that it had not recorded the interest rate swap along with the subsequent liability and related effects in the following quarterly and annual filings:

•                  Form 10-QSB for the fiscal quarter ended April 30, 2008, filed June 13, 2008

•                  Form 10-QSB for the fiscal quarter ended July 31, 2008, filed September 15, 2008

•                  Form 10-KSB for the fiscal year ended October 31, 2008 and 2007, filed January 29, 2009

•                  Form 10-Q for the fiscal quarter ended January 31, 2009, filed March 17, 2009

•                  Form 10-Q for the fiscal quarter ended April 30, 2009, filed June 15, 2009

The following are explanations of the statement adjustments and presentation of the affected accounts on the statement of financial position and statement of operations.

FOR THE PERIOD ENDED APRIL 30, 2008

The Company recorded a liability of approximately $521,000 to reflect the value of the interest rate swap at April 30, 2008.  The Company restated members’ equity at April 30, 2008 and the net loss for the three and six months ended April 30, 2008 by approximately $521,000, which had the effect of increasing the net loss to approximately $895,000 and $1,186,000 for the three and six months ended April 30, 2008, respectively.  The effect of the interest rate swap did not affect reported cash flows.  These changes were necessary as the Company determined that it incorrectly excluded the interest rate swap transaction and its effects from the financial statements.

FOR THE PERIOD ENDED JULY 31, 2008

The Company recorded a liability of approximately $284,000 to reflect the value of the interest rate swap at July 31, 2008.  The Company restated members’ equity at July 31, 2008 and the net loss for the three and nine months ended July 31, 2008 by a gain of approximately $238,000 and a loss of approximately $284,000, respectively, which had the effect of increasing the net income for the three months ended July 31, 2008 to approximately $223,000 and increasing the net loss for the nine months ended July 31, 2008 to approximately $963,000.  The effect of the interest rate swap did not affect reported cash flows.  These changes were necessary as the Company determined that it incorrectly excluded the interest rate swap transaction and its effects from the financial statements.

FOR THE YEAR ENDED OCTOBER 31, 2008

The Company recorded a liability of approximately $591,000 to reflect the value of the interest rate swap at October 31, 2008.  The Company restated members’ equity at October 31, 2008 and the net income for the year then ended by a loss of approximately $591,000, which had the effect of decreasing the net income for the year ended October 31, 2008 to a net loss of approximately $530,000.  The effect of the interest rate swap did not affect reported cash flows.  These changes were necessary as the Company determined that it incorrectly excluded the interest rate swap transaction and its effects from the financial statements.

FOR THE PERIOD ENDED JANUARY 31, 2009

The Company recorded a liability of approximately $2,121,000 to reflect the value of the interest rate swap at January 31, 2009.  The Company restated members’ equity at January 31, 2009 and the net loss for the three months ended January 31, 2009 by a loss of approximately $1,530,000, which had the effect of increasing the net loss for the three months ended January 31, 2009 to approximately $1,661,000.  The effect of the interest rate swap did not affect reported cash flows.  These changes were necessary as the Company determined that it incorrectly excluded the interest rate swap transaction and its effects from the financial statements.

FOR THE PERIOD ENDED APRIL 30, 2009

The Company recorded a liability of approximately $2,273,000 to reflect the value of the interest rate swap at April 30, 2009.  The Company restated members’ equity at April 30, 2009 and the net loss for the three and six months ended April 30, 2009 by approximately $152,000 and $1,682,000, which had the effect of increasing the net loss to approximately $527,000 and $2,189,000 for the three and six months ended April 30, 2009, respectively.  The effect of the interest rate swap did not affect reported cash flows.  These changes were necessary as the Company determined that it incorrectly excluded the interest rate swap transaction and its effects from the financial statements.

In addition, based on the continued assessment and  evaluation  of the  Company’s  internal control  over  financial  reporting,  the  Company  believes  it has a  material weakness  due  to the omission of the interest rate swap transaction and related effects on prior periods.  Based  on  this continuing  evaluation,  our Chief Executive Officer and Chief Financial Officer concluded  that  the  Company’s  disclosure  controls  were not  effective  at a reasonable assurance level due to the material weakness in internal control over financial  reporting.  The Company recently hired a full-time Chief Financial Officer and continues to review and evaluate internal controls to improve internal control over financial reporting and disclosure controls.

In order to correct the errors noted above, the Company intends to file amended and restated Form 10-QSB for the fiscal quarter ended April 30, 2008; amended and restated Form 10-QSB for the fiscal quarter ended July 31, 2008; amended and restated Form 10-KSB for the fiscal year ended October 31, 2008; amended and restated Form 10-Q for the fiscal quarter ended January 31, 2009 and amended and restated Form 10-Q for the fiscal quarter ended April 30, 2009.  Management has discussed these matters with Boulay, Heutmaker, Zibell & Co. P.L.L.P., the Company’s independent public accounting firm.  The Company anticipates filing the corrected filings in September 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHWATER ETHANOL, LLC

September 10, 2009	/s/ Brian Kletscher
Date	Brian Kletscher, Chief Executive Officer